UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): September 7, 2006


                           EASTGROUP PROPERTIES, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Maryland                      1-07094                 13-2711135
           --------                      -------                 ----------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

        300 One Jackson Place, 188 East Capitol Street, Jackson, MS 39201
        -----------------------------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                 (601) 354-3555
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               Page 1 of 3 Pages

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ITEM 1.01.   Entry into a Material Definitive Agreement

On September 7, 2006, EastGroup Properties, Inc. (the "Company") entered into an underwriting agreement with Citigroup Global Markets Inc., as underwriter, pursuant to which the Company agreed to sell 1,250,000 shares of common stock to Citigroup Global Markets Inc. with net proceeds to the Company of $47.46 per share (before deducting transaction expenses) and granted Citigroup Global Markets Inc. a thirty-day option to purchase up to 187,500 additional shares to cover over-allotments, if any (the "Underwriting Agreement"). The Underwriting Agreement contains customary representations and warranties on the Company's part. The Underwriting Agreement also contains customary indemnification and contribution provisions whereby the Company and Citigroup Global Markets, Inc. have agreed to indemnify each other against certain liabilities. The common stock of the Company is being offered and sold pursuant to a prospectus supplement dated September 7, 2006 filed with the SEC pursuant to Rule 424(b)(5) promulgated under the Securities Act of 1933 in connection with the Company's automatic shelf registration statement on Form S-3 (Reg. No. 333-134959) that became effective upon filing with the SEC on June 12, 2006.

On September 13, 2006, the offering closed and the Company sold 1,437,500 shares of its common stock to Citigroup Global Markets Inc., including 187,500 shares to cover over-allotments.

ITEM 9.01.   Financial Statements and Exhibits

(c)  Exhibits.

(1) Underwriting Agreement among EastGroup Properties, Inc. and Citigroup Global Markets Inc., dated September 7, 2006.

(5)  Opinion of Jaeckle Fleischmann & Mugel, LLP regarding legality.

(8)  Opinion of Jaeckle Fleischmann & Mugel, LLP as to certain tax matters.

(23) Consents of Jaeckle Fleischmann & Mugel, LLP (included as part of Exhibits 5 and 8).

                               Page 2 of 3 Pages

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   September 13, 2006

                                   EASTGROUP PROPERTIES, INC.


                                     By: /s/ N. KEITH MCKEY
                                         -------------------
                                         N. Keith McKey
                                         Executive Vice President,
                                         Chief Financial Officer and Secretary



                               Page 3 of 3 Pages